UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2021

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
On December 9, 2021, Skillz Inc. (“Skillz” or the “Company”) issued a press release announcing that it intends to offer $300,000,000 aggregate principal amount of Secured Notes due 2026 (the “Notes”) in a private offering (the “Offering”), subject to market conditions and other factors. A copy of the press release is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference. The Notes are being sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act.

This Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

This Current Report on Form 8-K, including Exhibit 99.1, contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “expects,” “intends,” “plans,” “confident that” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; and as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1**	Press Release, dated December 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 ** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Charlotte Edelman
	Name:	Charlotte Edelman
	Title:	Vice President of Legal and Secretary
Date: December 9, 2021